Exhibit 10.108
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 15
to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 15 (SA-15) is entered into as of
December 30, 2025 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer has requested and Boeing has agreed to revise Customer’s Aircraft deliveries under the Purchase Agreement such that (a) the first *** Aircraft deliveries calculated by counting all Aircraft and *** Aircraft from *** (delivered or to be delivered until *** (the First *** Aircraft); and (b) beginning with the *** Aircraft, each Aircraft and *** Aircraft will be *** to Boeing’s current *** Customer (*** Aircraft). The parties desire to conform and further amend the Purchase Agreement to reflect the preceding as follows:
(i)The First *** Aircraft will maintain their original scheduled delivery months;
(ii)The scheduled delivery month of each *** Aircraft will be revised to the new delivery months set forth in this SA-15;
UAL-PA-04815    SA-15    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

(iii)Customer’s purchase of *** 787-*** Aircraft arising from Customer’s exercise of its rights in *** 787-*** Aircraft which are to be added to the Purchase Agreement (SA-15 *** Aircraft);
(iv)Extend the *** through the end of the ***; and
(v)Relative to *** Aircraft, this SA-15 will:
a)*** the aggregate quantity of available 787-*** Aircraft by a quantity of *** due to Customer’s *** in the SA-15 *** Aircraft, and
b)Revise *** rights in certain remaining *** Aircraft.
WHEREAS, Customer has previously accepted certain configuration changes for certain 787-*** Aircraft (Customer Configuration Changes), and the parties now desire to conform and further amend the Purchase Agreement to reflect the following:
(i)Incorporates the Customer Configuration Changes into
a)*** for the *** configured Boeing model 787-*** aircraft; and
b)*** for the *** configured Boeing model 787-*** aircraft;
(ii)Incorporates Customer’s *** request to *** Aircraft from Boeing model 787-*** aircraft into Boeing model 787-*** aircraft (*** 787-*** Aircraft);
(iii)Incorporates a new Exhibit A reflecting the Customer Configuration Changes for the *** Boeing model 787-*** aircraft configuration;
(iv)Incorporates a new Supplemental Exhibit for the buyer furnished equipment requirements incident to the Customer Configuration Changes; AND
(v)Revises the Open Matters Letter to add Customer’s configuration selections for the *** 787-*** Aircraft.
WHEREAS, the parties agree to add terms and conditions relating to *** to the Purchase Agreement; AND
WHEREAS, the parties desire to amend the Purchase Agreement to revise certain terms relating to ***.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-15”).
2.Tables.
2.1.Table 1 entitled “787-*** Aircraft Delivery, Description, Price and *** 787-*** Aircraft)” is deleted in its entirety and replaced with Table 1 entitled “*** 787-*** Aircraft (Prior to *** Configuration) Delivery, Description, Price and ***” (identified by “SA-15” footer) to delete the *** configured 787-*** aircraft from this Table 1.
UAL-PA-04815    SA-15    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.2.Two new Table 1s entitled “First *** 787-*** Aircraft Delivery, Description, Price and ***” and “*** 787-*** Aircraft Delivery, Description, Price and ***” (both identified by a “SA-15” footer) are added to the Purchase Agreement to reflect the configuration of the *** 787-*** Aircraft.
2.3.A new Table 1 entitled “*** 787-*** Aircraft with *** Engines Delivery, Description, Price and ***” (identified by a “SA-15” footer) is added to the Purchase Agreement as a placeholder for the upcoming revision to the configuration of the *** 787-*** Aircraft.
3.Exhibit and Supplemental Exhibit.
3.1.The Exhibit A entitled “787-*** Aircraft Configuration for the *** Aircraft” is deleted in its entirety and replaced with the attached Exhibit A entitled “787-*** Aircraft Configuration for the *** 787-*** Aircraft” (identified by “SA-15”) to limit applicability to the *** 787-*** Aircraft with scheduled delivery months in ***.
3.2.The Exhibit A entitled “787-*** Aircraft *** Configuration” is added to the Purchase Agreement (identified by “SA-15”) to incorporate the Customer Configuration Changes for the *** configured 787-*** Aircraft.
3.3.Supplemental Exhibit BFE1 entitled “BFE Variables 787-*** Aircraft for the *** Aircraft” is deleted in its entirety and replaced with the attached entitled “BFE Variables 787-*** Aircraft for the *** 787-*** Aircraft” (identified by “SA-15”) to limit applicability to the *** 787-*** Aircraft.
3.4.Supplemental Exhibit BFE1 entitled “BFE Variables *** 787-*** Aircraft” (identified by “SA-15”) is added to the Purchase Agreement to add buyer furnished equipment variable requirements applicable to the “*** configured 787-*** Aircraft.
4.Letter Agreements.
4.1.Letter Agreement No. UAL-PA-04815-LA-1802886R6 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802886R7 entitled “Special Matters” (identified by “SA-15”) to revise commercial considerations relating to ***.
4.2.Letter Agreement No. UAL-PA-04815-LA-1802891R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802891R3 entitled *** (identified by “SA-15”) to extend the *** to align with the ***.
4.3.Letter Agreement No. UAL-PA-04815-LA-1802895R6 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802895R7 entitled “*** Matters” (identified by “SA-15”) to ***.
UAL-PA-04815    SA-15    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.4.Letter Agreement No. UAL-PA-04815-LA-1802897R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802897R4 entitled “*** Aircraft” (identified by “SA-15”) to
a)reduce the aggregate quantity of *** Aircraft by *** in Attachment A-1; and
b)streamline *** rights in the *** Aircraft by deleting Attachment A-2 to this Letter Agreement.
4.5.Letter Agreement No. UAL-PA-04815-LA-2000328 entitled “787-***” is deleted in its entirety due to this letter agreement now being duplicative to Letter Agreement No. UAL-PA-04815-LA-1802891R3 entitled ***.
4.6.Letter Agreement No. UAL-PA-04815-LA-22006311 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-22006311R1 entitled “787 Open Matters” (identified by “SA-15”) to provide Customer *** Configuration 787-*** Aircraft.
4.7.Letter Agreement No. UAL-PA-04815-LA-23005341 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-23005341R1 entitled “Special Matters – SA-13 *** 787 Aircraft” (identified by “SA-15”) to revise commercial considerations relating to ***.
4.8.Letter Agreement No. UAL-PA-04815-LA-2505473 entitled “787 ***” (identified by “SA-15”) is added to the Purchase Agreement to *** to the Purchase Agreement.
5.Miscellaneous.
5.1.Boeing and Customer agree that there is *** upon execution of this SA-15 as a result of the amendments set forth in this SA-15.
5.2.For the *** delivered Aircraft specified below, Boeing shall issue to Customer, by *** which may only be applied towards ***. Customer agrees that ***.

MSN	Contracted Delivery ***
***	***

UAL-PA-04815    SA-15    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ John Gebo
Signature	Signature

Irma. L. Krueger	John Gebo
Printed Name	Printed Name

Attorney-in-Fact	SVP Treasury, Fleet & Fuel
Title	Title

UAL-PA-04815    SA-15    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-6
1	*** 787 -*** Aircraft (Prior to *** Configuration) Delivery, Description, Price and *** 787-*** Aircraft)	SA-15
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-15
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-15
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
1.	*** 787-*** Aircraft with *** Engines Delivery, Description, Price and ***	SA-15
EXHIBITS
A	787-*** Aircraft Configuration for the *** 787-*** Aircraft	SA-6
A	787-*** Aircraft Configuration for the *** Aircraft	SA-15
A	787-*** Aircraft *** Configuration	SA-15
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

UAL-PA-04815    Table of Contents, Page 1 of 4     SA-15
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	*** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft for the *** Aircraft	SA-15
BFE1.	BFE Variables *** 787-*** Aircraft	SA-15
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R2	Aircraft Model ***	SA-13
	Attachment A, 787-*** with ***	SA-12
	Attachment B, 787-***	SA-12
	Attachment C, 787-*** Airframe *** Aircraft with ***	SA-12
LA-1802886R7	Special Matters	SA-15
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802890	Privileged and Confidential Matters
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-15
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802891R3	***	SA-15
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R7	*** Matters	SA-15
LA-1802896	Model 787 e- Enabling
LA-1802897R4	*** Aircraft	SA-15
	Attachment A-1: 787-*** with ***	SA-15
	~~Attachment A-2: –Additional *** Aircraft ***~~	~~SA-14~~
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325R1	*** for 787-*** Aircraft	SA-12
LA-2000327	*** for 787-*** Aircraft	SA-6

LA-2000341	CS1 Special Matters	SA-6
LA-2000366R1	*** for 787-*** Aircraft	SA-12
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11
LA-22006156R1	787 ***	SA-13
LA-22006204R1	787 Delivery *** Matters	SA-13
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-22006226	Training Support	SA-12
LA-22006285	***	SA-12
LA-22006311R1	787 Open Matters	SA-15
UAL-PA-04815    Table of Contents, Page 3 of 4     SA-15
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-23005341R1	Special Matters – SA-13 *** 787 Aircraft	SA-15
LA-2505473	787 ***	SA-15

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-15
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25, 2022
Supplemental Agreement No. 11 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 27, 2022
Supplemental Agreement No. 12 . . . . . . . . . . .	. . . . . . . . . . . . . . . December 12, 2022
Supplemental Agreement No. 13 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 28, 2023
Supplemental Agreement No. 14 . . . . . . . . . . .	. . . . . . . . . . . . . . . October 24, 2024
Supplemental Agreement No. 15 . . . . . . . . . . .	. . . . . . . . . . . December 30, 2025

UAL-PA-04815    Table of Contents, Page 5 of 4     SA-15
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815
*** 787-*** Aircraft (Prior to *** Configuration) Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:		***		*** pounds	2		Airframe Price Base Year/*** Formula:		***	ECI-MFG/CPI
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	787 ECI-MFG CPI Eng
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE)				***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4		Base Year Index (CPI):		***

# of Aircraft	Contract Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***
1 ***
2 ***
3 ***
4 ***
++Manufacturer Serial Numbers identified above***.

UAL-PA-04815 APR 122084	Boeing Proprietary	787-*** Table 1: SA-15, Page 1

Table 1 to Purchase Agreement No. 04815
First *** 787-*** Aircraft Delivery, Description, Price and ***
(787-***)

	Airframe Model/MTOW:		787-***	*** pounds	1		Aircraft Configuration Specification :		***
	Engine Model/Thrust:	***		*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:			***			Engine Price Base Year/*** Formula:		***	***
	*** Features:			***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
	Engine Price (Per Aircraft):			***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE)				***	3		Base Year Index (ECI):		***
	Deposit per Aircraft:			****	4		Base Year Index (CPI):		***

# of Aircraft	Contract Delivery ***	Number of Aircraft	**** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***
1 ***
2 ***
3 ***
4 ***
## Manufacturer Serial Numbers identified above ***.
* Aircraft in this Table 1 shown in a row with *** that such Aircraft is *** Scheduled Delivery *** Aircraft. - Accordingly, ***
Complete Schedule of *** Scheduled Delivery *** Aircraft is as follows:
The Aircraft in this Table 1 for 1st *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in LA-1802897R4 Attachment A-1 are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in Table 1 for the *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in Table 1 for the New Configuration 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.

UAL-PA-04815 APR 125311 for *** 787-*** Aircraft	Boeing Proprietary	787-*** Table 1: SA-15, Page 1

Table 1 to Purchase Agreement No. 04815
*** 787-*** Aircraft Delivery, Description, Price and ***
(787-***)

	Airframe Model/MTOW:	787-***		*** pounds	1		Aircraft Configuration Specification:		***	4Q25 External Fcst
	Engine Model/Thrust:	***		*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
Optional Features:				***	3
	Sub-Total of Airframe and Features:			***			Airframe *** Data:
	Engine Price (Per Aircraft):			***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):					***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:					***		Engine *** Data:
	Seller Purchased Equipment (SPE)			***	3		Base Year Index (ECI):		***
	Deposit per Aircraft:			***	4		Base Year Index (CPI):		***

# of Aircraft	*** Contract Delivery ***	Number of Aircraft	**** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	*** ***	***	***	***	***	***	*** ***	***	***	***
	*** Total:	***
1 ***
2 ***
3 ***
4 ***
## Manufacturer Serial Numbers identified above ***.
Note: The *** Aircraft with *** in the MSN column denote that the Aircraft is an Aircraft resulting from *** in an *** Aircraft. MSN will be provided after execution of SA-15 to the Purchase Agreement.
* Aircraft in this Table 1 shown in a row with *** that such Aircraft is a *** Scheduled Delivery *** Aircraft. - Accordingly, ***
* For each Aircraft with a Contract Delivery *** that is ***: The of *** a *** Contract Delivery *** used *** Base Price.
Complete Schedule of *** Scheduled Delivery *** Aircraft is as follows:
The Aircraft in the Table 1 for 1st *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in LA-1802897R4 Attachment A-1 are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in this Table 1 for the *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
					***	through	***	of the *** Scheduled Delivery *** Aircraft.
This *** 787-*** Aircraft Table 1 reflects that the *** configuration is *** 787-*** Aircraft due to *** Configuration is not yet complete at time of execution of SA-15 to the Purchase Agreement.

UAL-PA-04815 APR 125312 - *** 787-*** Aircraft	Boeing Proprietary	787-*** Table 1: SA-15, Page 1

Table 1 to Purchase Agreement No. 4815
***2 787-*** Aircraft with *** Engines Delivery, Description, Price and ***
(787-***)

	Airframe Model/MTOW:	787-***	*** pounds	1		Aircraft Configuration Specification:			***	August 2025 External Fcst
	Engine Model/Thrust:	***1	*** pounds	2		Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:		***			Engine Price Base Year/*** Formula:			***	***
	*** Features:		***	3		Airframe *** Data:
	Sub-Total of Airframe and Features:		***			Base Year Index (ECI):			***
	Engine Price (Per Aircraft) :		***	2		Base Year Index (CPI):			***
	Aircraft Basic Price (Excluding BFE/SPE):		***			Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:			***			Base Year Index (ECI):			***
	Seller Purchased Equipment (SPE)		***	3		Base Year Index (CPI):			***
	Deposit per Aircraft:		***	4

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***
[1] ***. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-04815-LA-2000325R1 entitled "Lease of Additional Gross Weight for 787-*** Aircaft".
[2] ***

[3] Amounts above are *** and are *** 787-*** Aircraft and are based on ***. ***; however, has expressed its desire to *** the 787-*** under the *** Configuration process proscribed by UAL-PA-04815-LA-22006311R1. - Accordingly, ***.

[4] ***
## Manufacturer Serial Numbers idenitfied above ***.
* Aircraft in this Table 1 shown in a row with NO color denotes that such Aircraft is a *** Scheduled Delivery *** Aircraft.
- Accordingly, **** Base Price is based upon use of the Scheduled Delivery *** for such Aircraft
* For each Aircraft with a Contract Delivery *** that is ***:
The of *** a *** Contract Delivery *** used in calculation of the estimate of the *** Base Price.
Complete Schedule of No recontract Scheduled Delivery *** Aircraft is as follows:
The Aircraft in the Table 1 for 1st *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in LA-1802897R4 Attachment A-1 are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in the Table 1 for the *** 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in this Table 1 for the New Configuration 787-*** are Aircraft #					***	through	***	of the *** Scheduled Delivery *** Aircraft.

*** APR-125267	BOEING / UNITED AIRLINES PROPRIETARY	787-*** with *** Engines Table 1 (SA-15), Page 1

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A to Purchase Agreement Number 04815 for

*** 787-*** Aircraft with *** Engines (SA-15)

P.A. No. 04815    A    SA-15

BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT IN *** CONFIGURATION

The Detail Specification is Boeing document entitled Detail specification D019E001UAL89P-2-TBD (the designator is TBD due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft ***, the Detail Specification is number D019E001UAL89P-1-66134, Rev (New). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and is *** as amended to incorporate the optional features (***) listed below, including the effects on *** and ***. The *** reflects and includes all effects of such *** except such *** does not include the *** of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect ***.

***

P.A. No. 04815    A    SA-15

BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

*** Number	Title	Initial Shipset Price Per Aircraft ***$	*** Price Per Aircraft ***$
***	***	***	***
	TOTAL	***	***

P.A. No. 04815    A    SA-15

BOEING PROPRIETARY

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and
UNITED AIRLINES, INC.
Exhibit A to Purchase Agreement Number 04815 for 787-*** Aircraft with *** Engines

Configuration for the *** 787-*** Aircraft

P.A. No. 04815	A	SA-15
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 22A of 102

Exhibit A to Purchase Agreement No. 04815 Page 2

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

Configuration for the *** 787-*** Aircraft

The Detail Specification is Boeing document entitled Detail specification D019E001UAL89P-1- TBD (the designator is TBD due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft ***, the Detail Specification is number D019E001UAL89P-1-66134, Rev (New)). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and is *** as amended to incorporate the optional features (***) listed below, including the effects on *** and ***. The *** reflects and includes all effects of such *** except such *** does not include the *** of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect ***.
***

P.A. No. 04815	A	SA-15
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 22B of 102

Exhibit A to Purchase Agreement No. 04815 Page 3

*** Number	Title	Price Per Aircraft ***$
***	***	***
	TOTAL	***

P.A. No. 04815	A	SA-15
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 22I of 102

BUYER FURNISHED EQUIPMENT VARIABLES
787-*** Aircraft

For the *** 787-*** Aircraft

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number 04815

UAL-PA-04815-BFE1 787-***	BOEING PROPRIETARY	SA-15, Page 1

Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 43A of 102

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items:

***	***

Customer *** Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM).
On-dock Dates and Other Information.
Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer’s and Boeing’s rights and obligations set forth in Exhibit A to the AGTA apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the *** Aircraft’s preliminary BFE seat requirements and the preliminary on-dock dates for all BFE items are provided below. ***

UAL-PA-04815-BFE1 787-***		SA-16, Page 2
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 43B of 102

The below “Completion Date” represents the first (1st) day of the month by when the specific milestone must be completed to support the BFE seat program.

Customer’s *** Aircraft: *** (*** Aircraft Delivery Only)

Milestone	Completion Date	Comments
***	***

UAL-PA-04815-BFE1 787-***		SA-15, Page 3
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 43C of 102

Preliminary On-Dock for All BFE Items
(Note: All requirements are set forth below. If a *** is listed, then the due date is the *** of ***. If no date is listed, then there is no requirement.)

	Contract Aircraft Delivery ***	***
***	***	***

*    ***

UAL-PA-04815-BFE1 787-***		SA-15, Page 4
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 43D of 102

Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.

UAL-PA-04815-BFE1 787-***		SA-15, Page 5
BOEING PROPRIETARY
Execution Version Supplemental Agreement No. 15 to 787 Purchase Agreement No. 4815, Page 43E of 102

BUYER FURNISHED EQUIPMENT VARIABLES
*** 787-*** Aircraft

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number 04815

UAL-PA-04815-BFE1 *** 787-***    SA-15, Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT BFE VARIABLES *** 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items: Based on *** delivery (***)

***	***

Customer *** Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM).
2.On-dock Dates and Other Information.
Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer’s and Boeing’s rights and obligations set forth in Exhibit A to the AGTA apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the *** preliminary BFE seat requirements and the preliminary on-dock dates for all BFE items are provided below. ***

UAL-PA-04815-BFE1 *** 787-***    SA-15, Page 2
BOEING PROPRIETARY

The below “Completion Date” represents the first (1st) day of the month by when the specific milestone must be completed to support the BFE seat program.

Milestone
***	***
UAL-PA-04815-BFE1 *** 787-***    SA-15, Page 3
BOEING PROPRIETARY

Preliminary On-Dock for All BFE Items: FOR FIRST *** Implemented *** 787-*** Aircraft
Note: All requirements are set forth below. If a *** is listed, the due date is the *** of ***. If no date is listed, there is no requirement.)

	MSN (subject to change until delivery)	Contract Aircraft Delivery ***	***	MSN (subject to change until delivery)	Contract Aircraft Delivery ***	***
***	***	***	***

UAL-PA-04815-BFE1 *** 787-***    SA-15, Page 4
BOEING PROPRIETARY

***
3.Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.
UAL-PA-04815-BFE1 *** 787-***    SA-15, Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04815-LA-1802886R7
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R6, dated October 24, 2024, in its entirety.
1.***.
1.1. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.2. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.3. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.

UAL-PA-04815-LA-1802886R7	SA-15
Special Matters	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4901-5271-0275

1.4.***.
Boeing *** to Customer ***.
2.***.
***
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802886R7	SA-15
Special Matters	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4901-5271-0275

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

UAL-PA-04815-LA-1802886R7	SA-15
Special Matters	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4901-5271-0275

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04815-LA-1802891R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802891R2 dated December 12, 2022.
1.Definitions.
*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
Program Aircraft means each Aircraft under the Purchase Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.
UAL-PA-04815-LA-1802891R3        SA-15
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.***.
4.1***
4.1.4In the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
4.2If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.
4.2.4Within *** of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.
4.2.5Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.
4.3In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5. ***
***
7. ***.
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
UAL-PA-04815-LA-1802891R3        SA-15
***            Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04815-LA-1802891R3        SA-15
***            Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

UAL-PA-04815-LA-1802891R3        SA-15
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A
*** & *** Notice Date

***	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

Attachment A to UAL-PA-04815-LA-1802891R3    SA-15
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***
***	***	***	***

Attachment B to UAL-PA-04815-LA-1802891R3    SA-15
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802895R7
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters for Certain 787 Aircraft
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802895R6 dated September 28, 2023.
1.    ***.

***
3.    ***.
3.4    Reserved.
4.    ***.

***
6.    Reserved.
7.    *** Rights.
7.1    Customer agrees that ***.
7.2    In the event Boeing *** to Boeing pursuant to Section 7.1, absent instruction from Boeing to the contrary, Boeing shall provide Customer *** and Customer shall, *** under
UAL-PA-04815-LA-1802895R7    SA-15
*** Matters for Certain 787 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4926-0519-8467

the Purchase Agreement as amended by this Letter Agreement. Customer will ***. Boeing will provide Customer *** so that Customer can *** under this Section 7.2.
7.3    For all purposes of this Section 7, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
8.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters.”
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802895R7    SA-15
*** Matters for Certain 787 Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4926-0519-8467

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

UAL-PA-04815-LA-1802895R7    SA-15
*** Matters for Certain 787 Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY
4926-0519-8467

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802897R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802897R3 dated October 24, 2024.
Boeing agrees to manufacture and sell to Customer additional Boeing model 787-9 aircraft (collectively and each an *** Aircraft) in accordance with the terms of this Letter Agreement. The model, delivery *** per aircraft and *** schedule are listed in Attachment A-1.
1.Aircraft Description and Changes.
1.1Aircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A-1, and are subject to the items in Section 1.2 below.
1.2Changes: The Detail Specification will be revised to include:
(i)Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft and notified to Customer;
(ii)Changes required to obtain required regulatory certificates; and
(iii)Changes mutually agreed upon.
P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 1
BOEING PROPRIETARY
4911-2074-1249

2.Price.
2.1.The *** of the *** Aircraft are listed in Attachment A-1 to this Letter Agreement.
2.2.***.
2.2.1.***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***.  For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***.  The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1 of the Purchase Agreement.  Boeing represents that the *** provided in this Section 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080R2, including as may subsequently be amended.
2.2.2.***. The *** for each *** Aircraft will be *** on the same basis as the Aircraft and will *** for *** in accordance with the terms set forth in Supplemental Exhibit AE1 of the Purchase Agreement.
2.2.3.***. The ***, listed in Supplement Exhibit EE1 to the Purchase Agreement, have been *** to the *** of scheduled delivery using *** listed in the Attachment A-1 to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft.
2.2.4.***. The *** of the *** Aircraft will *** to the *** as of the date of execution of the definitive agreement for the *** Aircraft unless the *** agrees to the ***.
3.Payment.
3.1 Customer will pay a *** to Boeing in the amount shown in Attachment A-1 for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the *** for such *** Aircraft. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***, then the *** may be applied to *** for Boeing *** and ***.
3.2 If Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A-1 will be *** for that *** Aircraft, subject to the terms of the *** Matters LA-1802895R6 (as may be supplemented and amended from time to time). The *** of the Aircraft Price for that *** Aircraft will be paid ***.
P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 2
BOEING PROPRIETARY
4911-2074-1249

4.***.
4.1.Customer may *** by giving written notice to Boeing (Customer Notice) in accordance with the following terms:
4.1.1.For *** Aircraft contracted for delivery after *** but not later than ***:
4.1.1.1.Provision of Customer Notice to Boeing for such *** Aircraft is due no later than *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.2.For *** Aircraft contracted for delivery from *** and on:
4.1.2.1.Provision of Customer Notice to Boeing for *** Aircraft contracted for delivery in a *** that is prior to *** of each ***, is due no later than *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.2.2.Provision of Customer Notice to Boeing for *** Aircraft contracted for delivery in a *** that is after *** of each *** is due no later than:
(i)    *** prior to the first business day of the applicable delivery *** listed in Attachment A-1 or;
(ii) *** prior to the first business day of the applicable delivery *** listed in Attachment A-1, subject to ***.
    Notwithstanding the foregoing, Customer may elect to not *** an *** Aircraft described in this Section 4.1.2.2 by providing written notice to Boeing at any time during the period from *** prior to the first business day of the applicable delivery *** listed in Attachment A-1 to *** prior to the first business day of the applicable delivery *** listed in Attachment A-1. In the event Customer provides such notice, Boeing will retain the *** for such *** Aircraft and apply it to future *** in accordance with Section 3.1 above.
4.2.For the avoidance of doubt, any *** Aircraft for which Customer has *** its rights under this Letter Agreement shall be considered an Aircraft for purposes of the Purchase Agreement.
4.3.Certain *** Aircraft added to this Letter Agreement pursuant to SA-13 to the Purchase Agreement are classified as “*** Aircraft”, as further noted in Attachment A-1. For each *** Aircraft that Customer *** purchase, such *** Aircraft will be added to the Purchase Agreement as a “SA-13 *** 787 Aircraft” and will be subject to the terms contained in letter agreement no. UAL-PA-04815-LA-23005341 entitled “Special Matters – SA-13 *** Aircraft”.
P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 3
BOEING PROPRIETARY
4911-2074-1249

4.4.The *** Aircraft in Attachment A-1 are scheduled by ***. Upon *** of an *** Aircraft, Boeing may, upon written notice to Customer, *** the scheduled delivery *** shown in Attachment A-1 by ***, provided such notice is given *** before the scheduled delivery *** for *** Aircraft specified in Section 4.1.1, *** before the scheduled delivery *** for *** Aircraft specified in Section 4.1.2.1, and *** before the scheduled delivery *** for *** Aircraft specified in Section 4.1.2.2; provided further, that Boeing ***. Any such *** will amend the *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. *** (as defined in Section 7.1 of the AGTA) or *** (as defined in Letter Agreement UAL-PA-04815-LA-2505473, entitled “787 ***”), and all applicable terms and conditions set forth in the Purchase Agreement, (e.g., *** and *** and ***) shall be aligned to such *** delivery ***.
5.Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement and *** Aircraft, Boeing will (i) *** the *** for that *** Aircraft; (ii) apply *** by Customer on any Boeing aircraft as ***; and (iii) except as expressly provided herein, have no further obligation with respect to *** Aircraft.
P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 4
BOEING PROPRIETARY
4911-2074-1249

6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
7.Confidential Treatment.
    Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and *** Very truly yours,
THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 5
BOEING PROPRIETARY
4911-2074-1249

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

P.A. No. 04815        SA-15
UAL-PA-04815-LA-1802897R4, *** Aircraft    Page 6
BOEING PROPRIETARY
4911-2074-1249

Attachment A-1 to Letter Agreement 04815-LA-1802897R4 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:		****	*** pounds+C131	1					Aircraft Configuration Specification:		***	***
Engine Model/Thrust:		***	*** pounds	2					Airframe Price Base Year/*** Formula:		***	***
Airframe Price:			***						Engine Price Base Year/*** Formula:		***	***
Optional Features:			***	3
Sub-Total of Airframe and Features:			***						Airframe *** Data:
Engine Price (Per Aircraft):			***	2					Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):			***						Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:			***						Engine *** Data:
Seller Purchased Equipment (SPE)			***	3					Base Year Index (ECI):		***
Deposit per Aircraft:			***	4					Base Year Index (CPI):		***

# of Aircraft ***	Contracted Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Unique *** Characteristics, if Any	Leadtime in ***	*** Expiration Date	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
									***	***	***	***
									***	***	***	***
*** ***	***	***	***	***	***	***	***	***	*** ***	***	***	***
***		***
Notes / Other Information:
[1] ***
[2] ***
[3] ***
This Attachment A-1 relects a *** 787-*** configuration. This is because the *** configuration is ***
* *** Aircraft in this Attachment A-1 shown in a row with *** that such *** Aircraft is a *** Scheduled Delivery *** Aircraft.** Aircraft
- Accordingly, *** Base Price is based upon use of the Scheduled Delivery *** for such *
* For each *** Aircraft with a Contract Delivery *** that is ***:
*** a *** Contract Delivery *** used in calculation of the estimate of the *** Base Price.
Complete Schedule of *** Scheduled Delivery *** Aircraft is as follows:
The Aircraft in the Table 1 for 1st *** 787-*** are Aircraft #						***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in this LA-1802897R4 Attachment A-1 are Aircraft #						***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in Table 1 for the *** 787-*** are Aircraft #						***	through	***	of the *** Scheduled Delivery *** Aircraft.
The Aircraft in Table 1 for the New Configuration 787-*** are Aircraft #						***	through	***	of the *** Scheduled Delivery *** Aircraft.

UAL-PA-04815-LA-1802897R4 APR 125312-1O.txt	Boeing Proprietary	SA-15 Att A to LA-1802897R4 for 787-*** Aircraft, Page 1

Attachment A-1 to Letter Agreement 04815-LA-1802897R4 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

The quantify of *** Aircraft other than *** Aircraft are as follows:
	***	***
	***	***
The quantity of *** Aircraft are as follows:
	***	***
	***	***

The quantity of *** Aircraft PLUS Special *** Aircraft is as follows:
	***	***
+ ***

UAL-PA-04815-LA-1802897R4 APR 125312-1O.txt	Boeing Proprietary	SA-15 Att A to LA-1802897R4 for 787-*** Aircraft, Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22006311R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 Open Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-22006311 dated December 12, 2022.
    Boeing and Customer agree to work together as the configuration of Customer’s Boeing Model 787-*** and Boeing Model 787-*** aircraft develop as specified in this Letter Agreement.
1.    Aircraft Configuration.
The initial configuration of Customer's Model 787-*** Aircraft has been defined by *** as described in Table 1 and Exhibit A of the Purchase Agreement and the updated initial configuration of Customer's Model 787-*** Aircraft has been defined by *** as described in Table 1 and Exhibit A of the Purchase Agreement (collectively these two configurations are referred to herein as the Initial Configuration).
1.1    Final configuration of the *** 787-*** Aircraft and the updated configuration of the 787-*** Aircraft (each and collectively these two configurations are referred to as Final Configuration) will be completed using the *** in accordance with the following schedule:
1.1.1    For the *** 787-*** configuration: In the ***, Boeing provided Customer with *** from which Customer shall provide *** that will comprise the Final Configuration of the *** 787-*** aircraft; and
1.1.2    For the new configuration of the Boeing model 787-***: In the ***, Boeing will provide Customer with *** from which Customer shall provide *** that will comprise the Final Configuration of the new 787-*** configuration.
1.2    Within *** following completion of the applicable Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
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1.2.1    Changes applicable to the 787-*** Aircraft and the 787-*** Aircraft which are developed by Boeing between the *** and ***;
1.2.2    Incorporation into the applicable Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
1.2.3    Revisions to the applicable Supplemental Exhibit BFE1 to reflect the *** and on-dock dates of BFE; and
1.2.4    Changes to the ***, and *** to adjust for the difference, if any, between the *** in the applicable Table 1 of the Purchase Agreement for *** features reflected in the *** and the *** of the *** features reflected in the Customer Configuration Changes.
2.    Other Matters.
2.1    Boeing commits to work with Customer to review *** that Customer may request be *** into the 787-*** Aircraft and the 787-*** Aircraft configuration prior to delivery to Customer. After each such review, Boeing and Customer shall agree as to the *** which Boeing can make available for the Aircraft using *** and the terms for ***.
2.2    Boeing and Customer shall meet regularly to determine in good faith mutually acceptable terms and conditions with respect to *** and *** matters, commencing ***.
2.3    Beginning the ***, Customer and Boeing shall meet no later than the end of the first *** in each *** to review the future *** for each *** starting *** (Target Period). During each such discussion, Boeing will provide its then ***. Customer and Boeing will work together to align *** in each *** of the Target Period. Customer shall have *** of more than *** Aircraft in any calendar year during the Target Period provided that the *** may be *** pursuant to *** in the following *** of the Target Period subject to a *** Aircraft in ***.
3.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
4.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

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Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-23005341R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters – SA-13 *** 787 Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement is only applicable to the SA-13 *** 787 Aircraft as defined in Section 2 herein. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-23005341 dated September 28, 2023.
1.***.
1.1. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.2. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.

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j

1.3. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.4.***.
Boeing *** to Customer ***.
2.***.
***
4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-23005341R1 SA-15

Special Matters - SA-13 *** 787 Aircraft	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY
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j

ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

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BOEING/UNITED AIRLINES, INC. PROPRIETARY
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The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04815-LA-2505473
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 ***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Definition of Terms.
***
2.    ***.
2.1    ***
2.2    Notwithstanding Article 2.1 of this Letter Agreement, the *** delivered Aircraft specified below have been agreed to *** pursuant to Supplemental Agreement No. 15 to the Purchase Agreement.

MSN	Contracted Delivery ***
***	***
3.    ***.
At time of delivery of each Aircraft subject to ***. For the avoidance of doubt, the *** will be based on the Scheduled Delivery *** of each ***.
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4.    Interest on ***.
In addition to the *** in Article 2, for *** interest calculated as follows (Interest):
4.1    The product of the daily interest rate, computed by dividing the interest rate in effect for each day by three hundred sixty (360) days, will be applied during the *** retained by Boeing for the *** Aircraft at the time of commencement of the ***. The rate used to calculate such interest will be the *** is the forward-looking *** based on *** that has been selected or recommended by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York (or a committee officially endorsed or convened by either, or any successor thereto), which is published by the Chicago Mercantile Exchange (CME) Group. The effective rate will be the rate in effect on the *** U.S. business day of the calendar *** for the delivery *** and will be reset every calendar ***. Such Interest will be calculated on a simple interest basis and paid in full at ***.
4.2    If the *** is not publicly available, then the parties shall enter into an amendment to this Agreement to incorporate a *** interest rate that gives due consideration to the then prevailing market convention for determining a rate of interest for loans in the United States that at such time is (i) generally accepted in commercial markets and (ii) most equivalent to the ***.
5.    ***.
5.1    Customer will not have the right to ***. Subject to Articles 5.2, 5.3, and 5.4 of this Letter Agreement, if ***.
5.2    If Customer *** the *** pursuant to Article 5 of this Letter Agreement, and the ***.
5.3    For each additional *** of no less than *** beyond the ***, Customer may terminate ***.
5.4    In the event that the *** of a ***.
5.5    For purposes of determining rights to *** pursuant to ***, the scheduled delivery *** for the *** shall be the delivery ***.
6.    ***; BFE Purchase.
If the Purchase Agreement *** with respect to any Aircraft for a ***, then the following provisions will apply:
6.1    ***
6.2    BFE Purchase. *** may elect, by written notice to *** within *** following the effective date of any *** pursuant to this Letter Agreement, to *** from *** any BFE related to such Aircraft at ***. Such BFE purchase will *** to the BFE to *** or a third-party, as specified
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by *** will also *** to such party specified by ***: (i) *** associated with the purchased BFE, ***, and (ii) all remaining *** and any other *** connected with the purchased BFE, if and as requested by ***.
7.    ***.
The *** in this Letter Agreement are *** for a *** and are *** delivery. Customer *** or otherwise for any such ***.
8.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	December 30, 2025

UNITED AIRLINES, INC.

By:	/s/ John Gebo

Its:	SVP Treasury, Fleet & Fuel

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